Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
12.	Commitments and Contingencies
Capital Leases

The Company has three finance/lease agreements with IBM Credit for the purchase of computer equipment and related software.  The agreements all have initial terms of 24 months and expire at various times in 2015.  These leases have been accounted for as capital leases and as such, the total value of the equipment, $372, has been capitalized as part of property and equipment and is being depreciated over a two year life.

Information related to capital lease obligations as of December 31, 2013 is as follows:

Gross lease obligation, secured by related equipment	$278
Less: current portion	(185)
Capital lease obligation, net of current portion	$93

Payments on the capital lease obligations, including interest will be $194 in 2014 and $95 in 2015.

  Operating Leases

The Company leases its office buildings and certain office equipment under non-cancellable operating leases.  Total rent expense under these operating leases; including amounts paid to a related party, was $461 in 2013 and $480 in 2012.

Future minimum lease payments under non-cancellable operating leases as of December 31, 2013 are as follows:

Year Ending	Amount
2014	$470
2015	375
2016	351
2017	30
Total	$1,226

Severance Agreements

The Company has employment agreements with three officers which provide for severance payments of up to one year’s annual salary for those officers if employment is terminated by the Company without cause.

Legal Proceedings

In the ordinary course of business, the Company is subject to legal proceedings and claims. In the opinion of management, the amount of ultimate liability with respect to these actions may or may not materially affect the financial position of the Company nor can an estimate be made. The Company expenses legal costs during the period incurred.